UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                  ------------

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): November 4, 2004
                                                         ----------------


                        Legal Club of America Corporation
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             (Exact Name of Registrant as Specified in its Charter)


          Colorado                    000-28193                84-1174969
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(State or other jurisdiction   (Commission File Number)       (IRS Employer
      of Incorporation)                                   Identification Number)


      W. Sunrise Blvd., Suite 105
            Plantation, FL                                       33322
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(Address of Principal Executive Offices)                       (Zip Code)


                                 (954) 267-0920
                           ---------------------------
                           (Issuer's Telephone Number)


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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On November 4, 2004, Elvie Lamar Weber resigned her position as Chief Financial Officer of the Registrant for personal reasons.

The Company does not to plan to replace Ms. Weber.


                                   SIGNATURES


In accordance with the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: November 5, 2004

                                            LEGAL CLUB OF AMERICA CORPORATION


                                            By: /s/ BRETT MERL
                                                --------------------------------
                                                Brett Merl, Chairman and
                                                Chief Executive Officer


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